Investor, Analyst and Media Meeting October 25, 2007 *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company.

Safe Harbor Statement Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "goal" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these and other factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006.

Other Cautionary Legends As announced on April 6, 2006, the company's previously issued audited financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. On November 8, 2006, the company's finance subsidiary, Navistar Financial Corporation (NFC), announced that its previously issued audited financial statements for the years ended October 31, 2002 through 2004 and all quarterly financial statements for the periods after November 1, 2002 should no longer be relied on because of errors in such financial statements. Until the company and NFC complete the review of their accounts and the restatement of financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review. The financial information contained herein is preliminary and unaudited and has been prepared by management in good faith and based on current company data. It is not a full explanation of the effects of the restatement which will be included in the company's 2005 10-K when filed, and has not been reviewed by the company's independent accountants. When the restatement of the company's prior year financial statements is completed, the unaudited information herein may differ from its restated financial statements. It is likely that the process of restating the prior year financial statements will require changes to the company's financial statements for 2005 and financial information for 2005, 2006, and 2007 due to revised application of certain accounting principles and methodologies that, individually or in the aggregate, may be material. In particular, work continues on the proper accounting for the company's deferred tax assets and the valuation allowances associated therewith. Certain Non-GAAP measures are used throughout this presentation to provide investors with useful and relevant information about the company's business. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Navistar Participants Dan Ustian - Chairman, President, & Chief Executive Officer Bill Caton - Executive Vice President & Chief Financial Officer Terry Endsley - Senior Vice President & Treasurer Archie Massicotte - President of International Military & Government, LLC Heather Kos - Vice President, Investor Relations

Restatement Highlights and Key Points - Dan Ustian Restatement/Reaudit/Remediation - Bill Caton Capital Structure, Cash & Liquidity - Terry Endsley Future Strategies - Dan Ustian & Archie Massicotte $15+ Billion Revenue 2009 Picture of Success With or without PowerstrokeTM diesels Military Update Class 4-7 opportunities Q and A Agenda

Restatement Summary Restating historical accounting Fully reserving against 10/31/02 Deferred Tax Asset

Selected Restatement Issues Deferred Tax Assets: Valuation Allowance Employee Benefits Arrangements Leases Revenue Recognition Asbestos/Product Liability Derivatives Restructuring Business Combinations Product Development Vendor Rebates & Tooling Purchases Inventories Other Warranty

Operational Takeaways Accounting complexity Remediation Operational Warranty control Focused on delivering 2008 and 2009 results Working toward current filer status Liquidity secure

Restatement, Audit, Legal and Consulting Expenses

Warranty Detail 2002 and prior 2004 launch Ford money withheld Goodwill Vendor recovery Project uptime

Compelling Quality Story 2007 Maxx DT - Launches at best ever quality Exciting new products-potentially best in industry Reliability - Proven Durability - proven in lab/testing; real- world exposure @ 6.7 months Legacy Heavy models Repairs per 100 MIS =Months in Service PTD = Prior to Delivery ProStar-Unprecedented Launch- - Best ever quality! Repairs per 1000s Heavy-YoY Quality Improvement Combined Heavy Vehicle Center Repairs per 100

Restatement Highlights and Key Points - Dan Ustian Restatement/Reaudit/Remediation - Bill Caton Capital Structure, Cash & Liquidity - Terry Endsley Future Strategies - Dan Ustian & Archie Massicotte $15+ Billion Revenue 2009 Picture of Success With or without Powerstroke diesels Military Update Class 4-7 opportunities Q and A Agenda

Financial information and restatement impact SOX 404 assessment Remediation plan Agenda

Executive Summary We are nearing the end of our restatement/re-audit 2003-2005 is largely complete Significant progress has been made on 2006 Expect to be a current filer by Q2 2008 We are committed to this effort ACCURACY has been and will be our first priority Restatement and re-audit costs from January 2006 to FY 2007 are approximately $280 million Thorough remediation plan Significant remediation work has already occurred Strong control environment Liquidity remains strong

Income Statement Restatement Highlights Net Restatement Charges* Issue View Restatement effects do not impact our ability to reach our strategic goals A majority of the restatement impact goes back to 2002 and earlier *Excludes tax impact for FY 2005 ** Discussed in today's presentation

Condensed Financial Information 31

2005 Accounting Delta 33 *2005 10k was not previously filed and is an approximation

Balance Sheet Restatement Highlights The most notable effects on financial position are as follows: Securitization accounting put $3.1 billion of assets and $3.1 billion of liabilities onto the balance sheet A full valuation allowance was provided related to $1.7 billion of deferred tax assets Employee benefit total arrangements put $0.4 billion of liabilities onto the balance sheet Sale leaseback accounting put $0.3 billion of assets and $0.4 billion of liabilities onto the balance sheet ($0.1 billion charged to P&L)

Significant Restatement Items Income tax accounting Operations Product warranty Accounting treatment Employee benefit arrangements Leases Revenue recognition NFC Securitizations Segment Reporting Change in reportable segments from three to four Change in methodology effective August 2007

Deferred Tax Assets: Valuation Allowance Deferred tax assets arise principally from NOLs and reserves which are not deductible for tax purposes Restated financial history shows successive years of U.S. losses Successive losses generally requires full or partial valuation allowance What changed: Deferred tax assets have been fully reserved by valuation allowances Going forward: Portion or all of the valuation allowances may be released with future profitability Discussion:

Product Warranty Outdated policies, procedures and modeling techniques Out of policy warranty expensed as incurred Recorded vendor recoveries not reasonably assured What changed: Correction of under reserved estimates Going forward: Revised models will accurately reflect data trends impacting future warranty expenses Actions in place to reduce the failure rates of various components Discussion:

Employee Benefits Arrangements Discussion: Obligations are settled 50+ years in the future Historical discount rate was set too high Amortization period of deferred losses was too long Other changes - accounting for lump sum payouts What changed: Slight change in discount rate and reduction of amortization period results in large financial impact Going forward: The accounting changes have no impact on funding requirements

Leases Discussion: On-Balance Sheet versus Off-Balance Sheet treatment 'Integral Equipment' bright-line test of 10% 90% Test Transactions increase reported Capital Expenditures (All prior to 2003) What changed: The on-Balance Sheet model leads to faster expense recognition Going forward: Rent expense is replaced by interest and depreciation

Revenue Recognition Explanation: Adjustments due to timing issues associated with risk of loss Revenue recognized when product left plant location What changed: Revenue recognized after risk of loss passes to customer Going forward: Revenue recognition polices and procedures were updated and improved Contracts rewritten to ensure risk transfer takes place at FOB shipping point

NFC Securitizations Discussion Despite a "legal" sale of assets, accounting rules prevent "accounting" sale due to our "continuing involvement" in the sold asset Off-balance sheet treatment criteria was not met What changed: Interpretation of permitted servicing activities Recalculated the details of 18 transactions for 11 quarters Going forward: Assets and liabilities are on balance sheet Earnings recognized over the life of securitization transaction rather vs. gain on sale

Other Selected Restatement Matters Asbestos/Product Liability Derivatives Restructuring Business Combinations Product Development Vendor Rebates & Tooling Purchases Inventories

SOX 404 Assessment Formed the SOX Project Management Office and SOX Operating Committee Unable to complete the 2005 assessment Engaged outside consultants to help us complete the 2006 assessment Appointed SOX liaisons in each business unit Formed a SOX Compliance department Met weekly with outside auditors Discussed progress and significant deficiencies and material weaknesses with our Audit Committee frequently Included material weaknesses found in 2006 in our 2005 10-K

Remediation Actions Independent Investigation Initiated by Audit Committee Overseen by Special Investigations Committee Thorough and comprehensive Designed to identify "root cause" of restatement items Full cooperation by management and employees Mis-application of GAAP due to material weaknesses Identified instances of intentional misconduct Not related to larger restatement items Dollar amounts were smaller, but material, restatement adjustments Information shared and reviewed with outside auditors Actions taken, further remediation plans in place

Remediation Actions (cont.) People Hired over 50 additional accounting personnel and continue recruiting efforts Augmented staff with approximately 250 consultants Realigned finance and accounting reporting structure Strengthened finance and accounting leadership Created Accounting Compliance Department, SOX 404 and Remediation Teams Policy and Process Strengthen control environment Continue to improve various processes, procedures and policies Internal Audit expanded scope, function and reports directly to Audit Committee Strengthened Disclosure Committee Improved training and communications Develop and enhance monitoring controls Systems Hired new Chief Information Officer Formed IT remediation team New financial systems

Closing Comments Committed to investing in the financial reporting infrastructure for our diverse and growing company Continue to strengthen our control environment Fundamentals of the business remained strong during the restatement process: New product development and launches Maintained healthy vendor and dealer relationships Business expansion, especially Military/Export Continued to invest in business and maintained strong liquidity Made strides to achieve competitive cost structure Retained/hired employees that are passionate about our company

Restatement Highlights and Key Points - Dan Ustian Restatement/Reaudit/Remediation - Bill Caton Capital Structure, Cash & Liquidity - Terry Endsley Future Strategies - Dan Ustian & Archie Massicotte $15+ Billion Revenue 2009 Picture of Success With or without Powerstroke diesels Military Update Class 4-7 opportunities Q and A Agenda

Liquidity Overview 2003-2005: RESTATEMENT PERIOD Mfg. Cash largely unaffected by restatement Business model substantially unchanged 2006-2007: INDUSTRY PRE-BUY THEN LOW-BUY 2006: Strong cash flow from earnings and working capital impacts EOY ? high mfg cash balances 2007: Expected 2Q/3Q weakness; but no 4Q rebound Paid off trade credit for 4Q2006 and 1Q2007 truck build; used cash Provided working capital for strong export/military markets; used cash EOY ? normalized mfg. cash balances 2008: TRUCK MARKET RECOVERY Expect 2Q/3Q truck market rebound and improvement in cash flow Both 2007 working capital trends should reverse EOY ? well positioned liquidity-wise for 2008/09 truck market strength

Capital Structure and Cash

2007 Liquidity 2007 Q3 2007 FY As expected, our normal working capital cycle had major impact on mfg. cash balances FYTD Mfg. Cash Bal.

Other Liquidity Items Progress with containing DB Postretirement Obligations Generally a "frozen" population Pension Rep. EE's hired post '02 ? small DB Plan Non-rep EE's hired post - '96 ? no DB plan Significant progress limiting exposure to legacy obligations Possible to become fully funded by 2009 with only $100 million of 2008 cash contributions Retiree Medical (RM) No RM for post - '96 Non-Rep hires No RM for post - '02 Rep hires While the population is contained, challenge is to offset medical inflation More work to do to contain expense Success containing Active health care expenses Flat Y-O-Y, able to offset medical inflation with actions Copays / deductibles / managed care / utilization management Capital Expenditures - $250 -$350 million range Capital Structure plans - begin refi when current filer

NFC Liquidity NFC - U.S. Wholesale Dealer Floor-Plan Financing: $1.0B - $2.0B Portfolio Principally funded by $1.4B securitization facility Retail Customer Truck Financing: $2.5B - $3.7B Portfolio Principally funded by $500M warehouse facility/securitizations/bank conduits $1.42B Bank Revolver backstops securitization facilities Filing requirements waiver in place until December 31, 2007 NFC - Mexico- Stand Alone Credit Rating of Mexico BBB/A-2 $160M Wholesale / $500M Retail Generally funded by bilateral arrangements - key waivers in place Funding needs of NFC largely unaffected by credit crunch

Restatement Highlights and Key Points - Dan Ustian Restatement/Reaudit/Remediation - Bill Caton Capital Structure, Cash & Liquidity - Terry Endsley Future Strategies - Dan Ustian & Archie Massicotte $15+ Billion Revenue 2009 Picture of Success With or without Powerstroke diesels Military Update Class 4-7 opportunities Q and A Agenda

We expect our strategy will enable us to deliver our 2009 goal Competitive Cost Structure Profitable Growth Great Products FY 2009 Goals $15+ Billion Revenue $1.5 Billion Pro forma Segment Profit* Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality Grow Parts Non-Traditional/Expansion Markets *Please see Q2 In FAQ Section Leveraging what we have and what others have built Leveraging what we have and what others have built

Mexico & Export ProStarTM CE 300 4400 Military Commercial Bus CF and Conventional Class 4/5 Workhorse Cl 3-7 All new product platforms within the last 5 years Great Products Summary YTD Order share through Sept-30.3%

Great Products Competitive advantage Phase I - Targeted for fleet customers and small business owners Day One: 10 to 15 mph winds 6.7% less fuel consumed by ProStarTM than new truck from competitor Average of six valid runs of approximately 40 miles in length Day Two: 2 to 7 mph winds 4.0% less fuel consumed by ProStarTM than new truck from competitor Average of three valid runs of approximately 40 miles in length Phase II - Sky Rise - targeted to optimize team driving fleets (coast-to-coast) 113" BBC-owner operators and fleet customers that value improved visibility, maneuverability, and weight 56" Flat Roof-Targeted for owner operators and fleet customers who haul bulk goods (i.e. coils and liquids)

Great Products: MAXXFORCE Engine

INTERNATIONAL DIESEL POWER™

Brand new technologies built for power, reliability, durability and fuel economy

Preliminary & Unaudited



South American Engines

I4 / I6

Complete line of 3L-7L products



MaxxForce™ 5

4.5L V6

June 2007 launch



MaxxForce™ 7 Ford V8

6.4L V8

February & March 2007 launches



MaxxForce™ DT Series 9/10

7.6L / 9.3L

March 2007 launch



MaxxForce™ Big Bore

11L and 13L

Expect launch late 2007

World Wide Engine Shipments(1)

Navistar (WW Engine Shipments)	Quarter-over-Quarter 3Q07	3Q06	% Change	July Year-to-Date FY07	FY06	% Change
Ford - V8	59,923	67,836	(11.7%)	164,931	226,149	(27.1%)
Other OEMs (All Models)	34,627	33,728	2.7%	93,182	101,769	(8.4%)
Engine Shipments to Truck Group	13,718	25,202	(45.6%)	48,903	67,435	(27.5%)
Total Navistar	108,268	126,766	(14.6%)	307,015	395,353	(22.3%)

Key Takeaways:

- 45% market share in mid-size pick up trucks in South America
- 40% market share in heavy-duty diesel pickup/vans
- 33% market share in class 6-7 Truck and School Bus

Note: Market share information is compiled using POLK data combined with company internal reports. Market share has been shown on a calendar year basis and shipment information is based on Navistar's fiscal year-end.

NAVISTAR

41

2007 Improved Performance

Fuel Economy

	Average
MaxxForce™ 7 (Actual)	
Improvement %	10+%
MaxxForce™ DT (Estimate)	
Improvement %	1-3%

Improvement over previous model

- ✓ **Improved Reliability**
- ✓ **Improved Fuel Economy**
- ✓ **Reduced Noise**
- ✓ **Improved Performance**

Noise, Vibration & Harshness (NVH)

Low idle test results



MaxxForce™ 7

- 2007 MaxxForce™ 7 is 10 dB less than 2006
- 50% reduction in noise
- So quiet operators need to watch out for "starter grinding"

NAVISTAR

42

Great Products



MaxxForce™ 11L/13L

Current Navistar big bore consumption is approximately:

11/13L	50%
15L	50%

MaxxForce™ 11L / 13L Engines

- **Industry leading attributes**
  - Fuel economy
  - Weight
  - NVH
- **Imported production start: Dec. 2007**
- **U.S. production start: Summer 2008**
- **FY 2008 goal: ~4,000 engines**
- **FY 2009 goal: 10,000 engines**
- **Significant cost savings versus purchased engines**

43

Navistar engines can comply with 2010 emissions standards without SCR SCR System Components How do we achieve this? Through the implementation of advanced fuel systems, air management, combustion and controls Niche applications may be offered with SCR to achieve optimal performance What are the benefits? Carry over of '07 aftertreatment system technology Eliminate customer inconvenience and infrastructure requirement Avoids weight impact of 350 pounds Avoids SCR price impact of $4,000 to $5,000 2010 Great Products

2010 Great Products

Great Products Industry Leadership 2008 Unveiling early 2008

Product Leadership

International's
MaxxSaver
Integrated APU



Typical
Aftermarket APU




INTERNATIONAL
MAXXSaver
AUXILIARY POWER UNIT
An International Exclusive System

- Fuel Economy And Emissions
  - One Of The First Auxiliary Power Units (APU) To Pass The Stringent 2008 CARB Emissions Standards
- Integrated Design & Engineering
  - Diesel Generator Set Rated At 5.2 Kilowatts Of Power
    - Typical APU is rated at 3.5 Kilowatts
  - Fully Integrated With The Vehicle Electronics
  - Best In Class Fuel Economy
  - Highly Styled For Fit And Aerodynamics
- Designed For Long Life
  - 10,000 Hour Durability Life Tested To OEM Specifications (typical competitors 4000 to 8000 hours)
- Extreme Quiet Operation
  - Fully Isolated For Noise And Vibration
- Long Service & Maintenance Intervals (1,000 Hours)
- Factory Installed And Warranted

47

Material Other 0.87 0.13 Competitive Cost Structure Key Takeaways Master UAW labor contract Global sourcing Strategic partnerships Design focus on quality and cost reductions Scale Materials Other Focus is on supply base

Labor Negotiations - Master UAW Contract Two Goals: Improve the competitiveness of our master contract facilities Maintain a good quality of life for employees and retirees Working Hard To Reach Agreement Confident in our preparations to meet customer commitments

FY06* FY07** FY08** FY09** FY10** FY11** FY12** Truck 233 287 431 590 583 690 838 Engine 296 383 553 682 635 689 817 Parts 13 41 158 189 245 284 330 Mexico India China Brazil Other East 326 65 77 63 180 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 FY08 Spend by Country ($1,142 million) Global Sourcing Spend ($millions) Mexico India China Brazil Other East 440 205 172 86 238 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 FY07 Spend by Country $542 $711 $1,142 $1,461 $1,463 $1,663 $1,985 *Note: Initial global sourcing goals: simpler components will yield 10% savings while complex components are expected to yield 10% - 20% savings. Savings from components globally outsourced in 2007 become accretive in 2008 *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002, should no longer be relied upon because of errors in such financial statements. The above additional financial information is provided to assist shareowners and creditors in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. There may be other obligations that may be reclassified as debt as a result of the restatement (e.g. leases). **Projected Global Sourcing Forecast Average savings 10-20%*

Mexico & Export Increase export market share Military Units delivered: FY 2005 - ~1,300 FY 2006 - ~2,900 Commercial Bus Industry ranges from 9K - 13K CF and Conventional Class 4/5 Industry ranges from 20K - 30K Industry ranges from 45K - 60K Workhorse Cl 3-7 Industry ranges* from 35K - 45K *Includes Commercial Chassis and RV units Great Products: Growth Expected 2007 Goal - 37K July YTD Actual Shipments Expected 2008 Goal - 40K - 45K UNITS

Network Development + New Products = Growth in Mexico Increase geographic coverage Full implementation of Diamond Standards Sales people skill development Trucks: Class 4-8 Buses: Class 5-8 Midibus Body builder business Hybrid ProStar MaxxForce 4 & 6 cylinder applications Buses 4000 Series Delivering profitable growth 20 dealers with more than 85 location 30% increase in dealer locations Share up 5 points since 2000 Mexico - Continued Focus on Growth

New Markets + New Products = Export Growth Russia Australia Grow existing markets Latin America South Africa Middle East Dedicated dealers in all key markets Midibus 9800 replacement MWM integration Mahindra International Today 27% share of NA exports Mostly heavy and severe exports Future Exports from India Grow medium and bus business Export - Continued Focus on Growth

Mahindra International Global Sourcing Leveraging synergies across businesses Engineering Services Now 280-people strong Commercial Growth India and Exports -New full line Class 4-8 in development -New plant for trucks and engines in 2009 -2011 target volume 60,000 units/year (market 400,000 Class 3-8) Current Class 3-5 Vehicles India's first commercial vehicles with electronic common rail diesel engines Compressed Natural Gas Buses New 15-passenger bus JV Three-Legged Strategy

Navistar Parts Strategy

Traditional

Profitable Growth
- Follow International Truck and Engine
- Proprietary Parts
- World Class Cost Structure
- Double-digit growth

1st Owners
- Leverage ProStar™ and MAXXFORCE™
- Improved dealer capabilities
- Integrated customer experiences
- Additional national account customers
- Competitiveness through global supply base

Sell to 2nd-4th Owners
- Align products with customer needs (brands, quality, price and terms)
- All-Makes Parts Programs
- Pull customers into channel

2005		2009
$1.4B Sales	→	$1.9B Sales



ProStar™



Dealer Capabilities



Military Parts



Class 6-8 Parts



Global Distribution



MaxxForce™ Big Bore

Expansionary

Diversify our Parts Business
- Leverage capabilities and assets

Military Parts
- MaxxPro - $72 MM Parts Order
- Mission support for other vehicles
- Local Base Provisioning
- Capture "Resets"

Global
- Mexico and Export
- MWM International
- Mahindra International

Adjacent Businesses
- Workhorse and Uptime
- Mexico Aftermarket Stores

NAVISTAR

55

$15+ Billion in Revenue with or without PowerstrokeTM Strategy

Restatement Highlights and Key Points - Dan Ustian Restatement/Reaudit/Remediation - Bill Caton Capital Structure, Cash & Liquidity - Terry Endsley Future Strategies - Dan Ustian & Archie Massicotte $15+ Billion Revenue 2009 Picture of Success With or without Powerstroke diesels Military Update Class 4-7 opportunities Q and A Agenda

Military Growth - Portfolio of Platforms 2005 2006 2007 AFMTV - ANA, Afghanistan Police, Iraq Procurement Iraqi Ministries Commercial Vehicles Support Iraqi Supplement Acquisition - Military Taiwan FMS / Government Contractors/ FTTS MRAP Engine and Parts Future Opportunities MRAP JLTV FMS M915 FMTV Engine Parts Dealer Support & FSRs Partnerships

Navistar Military History



WW I

- International Model H
- Deployed in Europe





World War II (1942)

1½ ton Cargo Truck

International M-3-4



- Gulf War, December 1990
- Near Hafar Al-Batin
- 75 F5070 6x4s
- Launch of "Desert Storm"
- Transported fully loaded, battle ready, M1A1 "Abraham" tanks, artillery, APCs, M88 artillery and Bradleys

NAVISTAR

59

HET HEMTT HEMTT - PLS M915 FMTV MTVR HMMWV Competitive Landscape

Leveraging what we have and what others have built Benefits include: Sharing of engine and truck development costs Increasing volume in current product offerings Expanding the product portfolio Gaining access to the global marketplace by providing products and services to the US government and its allies Entering a business with less cyclicality than North American traditional truck cycle

Military Growth is Solid United States Armed Services Aging fleets New threats Vehicle spending projected to remain high Conventional & special vehicles Rest of the World Follow U.S. buying trends/ approvals Engine & Parts Sales Ongoing spend to repair/upgrade Growth Leveraging Military and Export's Successes to provide military vehicles to our Allies IMOD - Armored and Unarmored Products Egypt - Tank Transporters Engine and Parts sales MRAP 7000 MV MXT - MV 5000 MV ITV (Engine)

Aging truck fleet Late 80s & 90s lack of spending 1984 - 2000 annual spend = $1.2B (avg) Average age of TWV fleet is approx 30 yrs Historical Perspective and Forecast Spending U.S. Military Tactical Wheeled Vehicle Landscape Key takeaways: Forecast annual spend 2008 through 2013 in excess of $4.5 billion annually (avg) MRAP approved for $25B Tactical Wheeled Vehicle (TWV) Landscape Returning units are expected to leave vehicles in theater Replacement units are not included in these numbers 2008 - 2013 Excludes Supplementals Tactical Wheeled Vehicle Spending FY 1984 - 2013 ?

Results = Rewards (Awards)

Awarded $623 million Contract for 1,200 Category 1 units in May, 2007 Awarded $8.5 million Contract for 16 Category 2 units in June, 2007 Awarded $414 million Contract for 755 Category 1 units in July, 2007 Awarded $72 million Contract for Parts and service support in September, 2007 Mine Resistant Ambush Vehicles (MRAP) Awarded $509 million Contract for 1,000 Category 1 units in October, 2007 Per Pentagon Officials - 6,500 additional MRAPs to be awarded in December 2007 to suppliers competing for MRAP orders "It's not just a contract. It's a privilege."

Intl Force Armor GDLS BAE Oshkosh PVI 35 29 14 7 13 1 1 Navistar 35% (2,975) Force Dynamics 29% (2,509) Armor Holdings 14% (1,174) GDLS- Canada 7% (624) BAE - 13% (1,135) PVI - 1% (64) Oshkosh 1% (104) MRAP The Navistar Advantage Production Capability/Cost - Military trucks require little capital investment since they are produced off existing platforms Best in Class distribution network - Field service and maintenance Aggressive Delivery - Current trucks expected to be delivered less than six months after contract award MaxxProTM

In-Country Support Field Service Representatives pre- positioned in Iraq for receipt, training and maintenance of the MaxxPro(tm) Parts Availability Dealer Network Support MaxxPros(tm) starting arriving in Iraq last week

International / BAE will deliver a system- engineered, fully-functional prototype in February 2008 Simulation / Modeling and Analysis being performed considering Human Factors and Safety Vehicle Dynamics System Engineering Joint Light Tactical Vehicle

Military Service, Support, and Parts Operations - Dealer Network Largest Dealer Network in World 1,100 locations worldwide 80 plus locations in 70 countries Iraq & Afghanistan Service Centers 10,000 plus Mechanics 11,000 plus Service Bays 1,000 plus Body Shops PARTS CENTERS North America (9) Dubai, UAE South Africa Satellites in Iraq and Afghanistan PERFORMANCE 2.5 Million square feet $300 Million Inventory 1 Million Orders year 10,000 Ship To Points 12 Million Lines Ship Efficiency 100% Ship Quality 99.9% PROGRAMS Integrated Inventory Online Ordering 24/7 - 365 days Next Day Delivery Emergency/Critical

Engineering Facilities and Capabilities S i m Commercial Vehicle OEM Capabilities: Cross-Functional teams Designed for lowest lifetime costs Engineered for high volume manufacturing Reliability, durability, serviceability and maintainability Global Resources/Capabilities Suppliers integrated into design Gated product development process from concept to production

Military Future Opportunities Joint Light Tactical Vehicle (JLTV) TACOM continued support Foreign military sales (Saudi Arabia, UK, Israel, Australia, Taiwan) MRAP FTTS JLTV FMTV M915 Partnering opportunities MRAP Future Tactical Truck Systems (FTTS)

International Military Business SUMMARY More than 4,000 Vehicles in Operation Iraqi Freedom Theater Dealer Support (80 Countries, Iraq and Afghanistan) AFMTV (Afghan Family of Medium Tactical Vehicles) Armored Line Haul Tractor JLTV (Joint Light Tactical Vehicles) MRAP International MXT-MVA

Restatement Highlights and Key Points - Dan Ustian Restatement/Reaudit/Remediation - Bill Caton Capital Structure, Cash & Liquidity - Terry Endsley Future Strategies - Dan Ustian & Archie Massicotte $15+ Billion Revenue 2009 Picture of Success With or without Powerstroke diesels Military Update Class 4-7 opportunities Q and A Agenda

Navistar in discussions to acquire GM's U.S. & Canada medium-duty truck business Design Manufacture Distribute with GMC and Chevrolet brands Service parts Access to GM's 550 Chevrolet and GMC dealer network Multi-brand approach to broaden customer base Subject to due diligence, government approval Chevy KODIAKTM GMC TOPKICKTM GM Medium Duty Units Conventional Class 4-8 ~36,000 units in CY 2006 Navistar/GM Opportunity Leveraging what we have and what others have built

GM - Manufacturing / Engineering Labor Cost Per Unit (Medium Truck) Nearly doubling the production volume improves costs by 35%. 35% Improvement 2007 2009 53 37 Hours Per Unit (Medium Truck) Higher volume & flexibility enables operating efficiencies; Reduces production time by 30%. 30% Improvement Opportunity Enabler for Operational Improvements

PowerstrokeTM GM Opportunity Military Average Revenue $1.5 Billion $1.5 Billion + $1.5 Billion + Average Investment* $175-$200 Million $100 Million Minimal Product Development Unique dedicated engine platforms Truck and engine derivatives of existing platforms Truck and engine derivatives of existing platforms Future Strategies $15 Billion - With or Without PowerstrokeTM *Note - This includes capital expenditures, engineering and SG&A

Ford Truck South America North America Growth Ford Truck South America 2007 2003 2012 North American Focus High Volume Customers Low Margins High Fixed Cost Global Growth Diverse Customer Base Improved Margins Variable Cost Structure 400,000 Engines 500,000 Engines 500,000+ Engines TBA South America China Asia/Eastern Europe India Truck MID-Range North America Growth Truck Big Bore Other ROW Military Marine Power Gen PU/SUV Engine Group Diversification Trend Growth diversification and cost restructuring leads to 10% segment margins

Actions and initiatives expected to drive average 10% segment margins TRUCK ProStarTM MaxxForceTM Big Bore Material Initiatives (Global Sourcing, etc.) Non-Traditional/Expansion Markets Growth Parts Growth Manufacturing Efficiencies 2007 2008 2009 2007 2008 2009 60% 100% 100% 70% 100% 70% 90% 100% 50% 75% 100% 30% 65% 100% 50% 100% 100% 50% 75% 100% 70% 90% 100% 30% 65% 100% 50% 100% 100% 25% 100% 70% 100% 100% 100% ENGINE Material Initiatives (Global Sourcing, etc.) Customer Profitability Reduced R&D Emission Spending MaxxForceTM Big Bore Diversify Customer Base Parts Growth Manufacturing Efficiencies

Sales and Revenue Growth from 2005 - 2009 2005 Military Parts Traditional Share Expansionary Growth Engine DealCor/ Emissions/ Commodity GM $18+ $15+ 2009 $12

Key Enablers to Reach $1.5B Pro Forma Segment Profit 2009 2006 Military +$1.5B Revenue Parts +$0.5B Revenue Traditional Share +2% Share Expansionary Growth +15-20K Units ProStar +$3K/ Truck Global Sourcing 10-20% Savings Operating Efficiencies Engine Actions/ MaxxForce $1.5 2009

Challenges Known - Execution-path to $1.5 billion pro-forma segment profit Unknown Commodity/precious metal cost increases Competitor pricing 2010 emissions and industry landscape Capital structure cost Below the line items Ford resolution

Summary On path to become a current filer Remediation Execution Path clearly defined 2010 sustainable with more to come Clarity on goals

Appendix Frequently Asked Questions Supplemental Data Additional Restatement Information

Frequently Asked Questions Q1: Why is Management showing preliminary, unaudited, restated numbers but not filing the 2005 10k? A: We have reached the point in our restatement work that we have confidence in sharing select financial data for 2005 and prior years for the benefit of our shareholders and analysts. Our independent auditors have not yet completed the work necessary for them to issue a final opinion on the complete financial statements that will be published as our 2005 10-K. Q2: How are the Pro Forma segment margins calculated? A: The segment margins are derived from the Pro Forma segment profit or loss before corporate expenses. Corporate expenses generally include interest expense, amortization of debt costs, post retirement expenses for retirees and corporate sales, general and administrative. Q3: What should we assume as the total on capital expenditures for 2007? A: For 2007, excluding our NFC and Dealcor acquisition of vehicles for leasing, we still expect our capital expenditures to be within the lower half of the $250 million to $350 million range. We continue to fund our strategic programs. Q4: The future of diesel transportation is being impacted by environmental and energy issues such as fuel efficiency, climate change and clean air. How is Navistar responding to these growing influences? A: Navistar and its production units are fully engaged. We believe hybrid technology will be a large part of the national response to climate change and fuel use and we are raising our role as a contributor to energy efficient transportation solutions in the commercial truck, commercial bus and school bus businesses. We are leveraging the natural fuel efficiency of diesel engines and vehicles in several key moves. We are building on our record as the leader in Green Diesel Technology, where Navistar set the pace for the industry in achieving this year's historically low emission requirements. We have advanced the standard of efficiency with our new ProStarTM truck. And we are well into the important wave of customer interest in hydraulic and electric hybrids. Navistar was recognized for leadership in the development of hybrid advanced technology in California, receiving the Blue Sky Award for 2007 from WestStart-CALSTART.

Frequently Asked Questions Q5: What is in your Dealcor debt? A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets. Q6: How many Dealcor dealers did you have as of July 31, 2007? A: Of our 312 primary dealers, 24 were Dealcor dealers as of July 31, 2007. We expect to have 23 Dealcor dealers on October 31, 2007. Q7: What percentage of Navistar's parts revenue is proprietary versus all makes? A: Approximately 40% of part's revenue is proprietary. Q8: What do you finance at Navistar Finance Corporation (NFC)? A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks sold by the company. NFC also finances the company's wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment (including trailers) of other manufacturers are also financed. Q9: Have you seen any year-over-year steel, precious metals and resin cost increases in 2007? A: Through July 31, our unaudited year-to-date costs reflect $58 million for steel, precious metals, resins and petroleum products. Generally, we have been able to recover all of these increases in the marketplace via pricing performance and our global sourcing efforts.

Frequently Asked Questions Q10: What is the difference between MRAP Category 1, 2, and 3? A: Category 1 vehicles support operations in an urban environment. Category 1 vehicles are the smallest and lightest of the three MRAPs and typically have more maneuverability which is necessary for an urban setting. Navistar's category 1 vehicle is called the MAXXPROTM. Category 2 vehicles are configurable support vehicles which support multi-mission operations such as convoy lead, troop transport, explosive ordnance disposal and ambulance/casualty evacuation. These have a greater seating capacity. Navistar's category 2 vehicle is called the MAXXPROTM XL. Category 3 vehicles are currently single sourced from another company. These vehicles support route clearance missions and explosive ordnance disposal operations. They also have greater seating capacity. Q11: What is the difference between an authorization legislation and appropriation measures? A: An authorizing measure can establish, continue, or modify an agency or program for a fixed or indefinite period of time. It also may set forth the duties and functions of an agency or program, its organizational structure, and the responsibilities of agency or program officials. Authorizing legislation also authorizes the enactment of appropriations for an agency or program. The amount authorized to be appropriated may be specified for each fiscal year or may be indefinite (providing "such sums as may be necessary"). The authorization of appropriations is intended to provide guidance regarding the appropriate amount of funds to carry out the authorized activities of an agency. An appropriations measure provides budget authority to an agency for specified purposes. Budget authority allows federal agencies to incur obligations and authorizes payments to be made out of the Treasury. Discretionary agencies and programs, and appropriated entitlement programs, are funded each year in appropriations acts. The 13 subcommittees of the Appropriations Committees of the House and Senate are each responsible for one of the regular appropriations acts. The regular appropriations acts provide budget authority for the next fiscal year, beginning October 1. Congress usually adopts one or more supplemental appropriations acts to provide additional funding for unexpected needs while the fiscal year is in progress. If the regular appropriation acts are not completed by October 1, then Congress must adopt a continuing appropriations act, commonly referred to as a continuing resolution, providing stop-gap funding. In some years, instead of adopting the regular appropriation measures individually, Congress may include several in an omnibus appropriations measure, or a continuing appropriations bill providing funding for the full fiscal year.

Appendix Frequently Asked Questions Supplemental Data Additional Restatement Information

Traditional U.S. and Canada Retail Class 6 - 8 Industry Landscape Class 6 - 8 *Navistar's fiscal year is 11/1-10/31

U.S. and Canada Market Share Leader in Class 6-8 Trucks and School Bus *Market Share (1,2) - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retail sales in the United States and Canada for School Bus and Classes 6-8. COMBINED CLASS 8 CLASS 6-7 BUS Qtr over Qtr Market Share July YTD Market Share

Operational Update - Truck Shipments(3) Note: Information shown below is based on Navistar's fiscal year-end Traditional* Non-Traditional/ Expansion Markets** Other Non-Traditional/ Expansion Markets *** U.S. and Canada Bus and Class 6-8 Trucks Military - U.S. Note - Other slides within this presentation will refer to all Military sales as "Non-Traditional" growth since Navistar just entered this area Export (Mexico and all other countries) Military - Export Small Bus Workhorse (Commercial Chassis lower than Class 6, RV's and Bus) Class 4/5 LCF Class 5 Conventional

Industry Economic Factors Key Economic Factors GDP Diesel Fuel ATA Monthly Truck Tonnage Index Orders impacted by 2006 prebuy and by customer confidence in 2007 product Inventory

Options Outstanding and Exercisable (Unaudited) *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. Note: Basic average shares outstanding as of July 31, 2007 were approximately 70,384,970

Market Share Source: Wards, ACT, Polk data combined with Internal Company reports

Order Receipts - U.S. & Canada Source: ACT data combined with Internal Company reports

World Wide Engine Shipments

SEC Regulation G *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. ($ millions)

Definitions Market Share - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retails sales in the United States and Canada for Classes 6-8. Retail Sales - Navistar defines a retail sale as any vehicle sold to the end customer. Shipment - Navistar defines a shipment as it is presented in the supplemental data as any shipment to the end customer or to an International dealer. Weight Classes - refers to the maximum amount a loaded truck should weigh - vehicle weight plus payload weight. There are eight classes of Gross Vehicle Weight Ratings (GVWR). Class 3 - 10,000 to 14,000 lbs Class 4 - 14,001 to 16000 lbs Class 5 - 16,000 to 19,500 lbs Class 6 - 19,501 - 26,000 lbs Class 7 - 26,001 - 33,000 lbs Class 8 - 33,001 lbs and above Order Receipt - An order receipt is a formal request to build a truck either for an end user (sold order) or for a dealer (stock order). Our order information comes from ACT Research and our own internal analysis.

Appendix Frequently Asked Questions Supplemental Data Additional Restatement Information

P&L Impact Summary *Adjustment made to Beginning Shareholder Deficit on the 2003 Balance Sheet+ ** Relating to US Operations

Asbestos and Product Liability Explanation: The Company maintained reserves for Asbestos and Product liabilities, however the methodology and models used to determine the estimated liabilities did not consider all available historical data and lacked actuarial support for incurred but not reported losses. What changed: The restated obligations were developed using an actuarial model, historical claims, and other information available at the time. Going forward: The reserve will be monitored quarterly to reflect current activity and trend in claims experience and loss development.

Derivatives Explanation: Certain derivative transactions previously treated as hedges for accounting purposes did not qualify for hedge accounting. Also, in connection with a forward purchase agreement, involving the re-purchase of our common stock in 2000, we recorded treasury stock and a corresponding note payable. What changed: We recognized the changes in fair value of the derivative instruments directly to the Consolidated Statement of Operations. Going forward: The income statement impact of the stock re-purchase program was limited to FY 2003 and prior. The Company is implementing new policies and procedures to ensure that derivatives are properly identified, documented and accounted for in future periods.

Restructuring Explanation: Restructuring charges recorded in FY 2000 and FY 2002 contained errors including the accrual of items that did not qualify as exit costs and errors in assumptions used in estimating exit costs. Such errors related to employee termination costs, lease abandonment costs, asset write-offs, and estimated future settlements with suppliers. What changed: Certain restructuring charges in 2002 and prior were reversed or reduced. Results of operations in FY 2003, 2004 and 2005 were reduced by such adjustments since the items accrued in 2002 and prior are now expensed as incurred. Going forward: There is no significant financial statement impact associated with the 2000 and 2002 restructuring charges beyond 2005.

Business Combinations Explanation: The Company did not properly account for certain business combinations and consolidation related accounting. The improper accounting related to both the initial acquisition accounting and the post-acquisition accounting for certain company owned dealers (DealCor) and the FY05 acquisition of Brazil Engine Company (MWM). What changed: The business combinations were adjusted to reflect the fair value of the assets acquired and the liabilities assumed. Subsequent corrections were also needed in areas such as impairment of intangible assets, elimination of inter-company profit in inventory, and the amortization of intangible assets. Going forward: Balance sheet and results of operations are properly measured, inter-company sales and costs are eliminated and income is not recognized until sale to third parties.

Product Development Explanation: Product development costs were capitalized on the balance sheet and should have been expensed. What changed: Research and development costs have been expensed, as incurred. Going forward: R&D costs will continue to be expensed as incurred, even though such costs may be recovered in future periods through pricing.

Vendor Rebates & Tooling Purchases Explanation: The company and its supply base agreed on rebates for volume purchases, supplier efficiencies, contract signing incentives, and tooling repurchases. The company recorded these rebates as receivables due from the various suppliers. However, certain of the rebate arrangements lacked the contractual sufficiency to be recognized in income or required the income to be recognized in future periods. Tooling repurchased from suppliers were sometimes capitalized at incorrect amounts and depreciated using incorrect useful life assumptions. What changed: Rebate Receivable account was adjusted to reflect rebate amounts that were estimable and probable based on actual purchase levels and contractual agreements. Receivables based on insufficient documentation or which resulted in no collection were reversed. Where rebates were received in conjunction with a tooling repurchase, asset values were adjusted to include the impact of rebate. Depreciation of tooling was adjusted based on proper useful lives. Going forward: Rebates and tooling costs have been correctly stated in the appropriate periods.

Inventory Explanation: What changed: The accounting for inventory was corrected to include all production related costs and to recognize allowances for excess and obsolete inventories and lower of cost or market adjustments where applicable. Going forward: Changes in the inventory valuations will be appropriately reflected. Inventory was primarily impacted by not appropriately accounting for material price variances, manufacturing cost variances and freight variances, nor did we properly establish allowances for inventory shrinkage or excess and obsolete inventory.